UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2009
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive
SanDiego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On December 15, 2009, Gen-Probe Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), under Items 8.01 and 9.01, to report the amendment and restatement of the Company’s Corporate Governance Guidelines (the “Governance Guidelines”). However, the version of the Governance Guidelines filed with the Original Form 8-K was filed in error. Accordingly, the Company is filing this Amendment No. 1 on Form 8-K/A to file a copy of the correct version of the Governance Guidelines, which supersedes in its entirety Exhibit 99.1 to the Original Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibit is filed with this Current Report on Form 8-K/A:

99.1	Gen-Probe Incorporated Corporate Governance Guidelines

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description

99.1	Gen-Probe Incorporated Corporate Governance Guidelines